Exhibit 10.4

SUPPLEMENTAL INDENTURE

This SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is dated as of December 3, 2012, among BERRY PLASTICS GROUP, INC. (the “New Guarantor”), a Delaware corporation and the parent of BERRY PLASTICS CORPORATION (the “Issuer”), the Issuer and U.S. BANK NATIONAL ASSOCIATION (successor to Wells Fargo Bank National Association), as trustee under the indenture referred to below (the “Trustee”).

                                  W I T N E S S E T H :

WHEREAS, the Issuer and the existing Note Guarantors have heretofore executed and delivered to the Trustee a supplemental indenture dated as of the Escrow Release Date, to the indenture executed by and between the Escrow Issuers and the Trustee, dated as of November 12, 2009 (as amended, supplemented or otherwise modified, the “Indenture”), providing initially for the issuance of $370,000,000 in aggregate principal amount of the Issuer’s 8¼% First Priority Senior Secured Notes due 2015 (the “Securities”);

WHEREAS, the New Guarantor is not under any obligation to guarantee any of the Issuer’s Obligations under the Securities or the Indenture but desires to guarantee unconditionally all the Issuer’s Obligations under the Securities and the Indenture pursuant to a guarantee on the terms and conditions set forth herein so that the Issuer may satisfy its obligations under Section 4.02 of the Indenture by furnishing financial information relating to the New Guarantor; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

1.           Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “Holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.  In addition, the following terms have the following meanings in this Supplemental Indenture:

“Subject Pari Passu Indebtedness” means any Indebtedness of the New Guarantor which ranks pari passu in right of payment to the New Guarantor’s guarantee herein.

“Subject Subordinated Indebtedness” means any Indebtedness of the New Guarantor which is by its terms subordinated in right of payment to the New Guarantor’s guarantee herein.

2.           Guarantee.  (a) The New Guarantor hereby irrevocably and unconditionally guarantees on a senior basis, as a primary obligor and not merely as a surety, to each Holder, the Trustee and their successors and assigns (i) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Issuer under the Indenture and the Securities, whether for payment of principal of, premium, if any, or interest on in respect of the Securities and all other monetary obligations of the Issuer under the Indenture and the Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Issuer whether for fees, expenses, indemnification or otherwise under the Indenture and the Securities (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”).  The New Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from the New Guarantor, and that no extension or renewal of any Guaranteed Obligation shall release the obligations of the New Guarantor hereunder.  The obligations of the New Guarantor hereunder shall be joint and several with the Guarantees of the Note Guarantors.

(b)           The New Guarantor waives presentation to, demand of payment from and protest to the Issuer of any of the Guaranteed Obligations and also waives notice of protest for nonpayment.  The New Guarantor waives notice of any default under the Securities or the Guaranteed Obligations.  The obligations of the New Guarantor hereunder shall not be affected by (i) the failure of any Holder, the Trustee or the Notes Collateral Agent to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under the Indenture, the Securities or any other agreement or otherwise; (ii) any extension or renewal of the Indenture, the Securities or any other agreement; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (iv) the release of any security held by the Notes Collateral Agent on behalf of each Holder and the Trustee for the Guaranteed Obligations or any Note Guarantor; or (v) the failure of any Holder, the Trustee or the Notes Collateral Agent to exercise any right or remedy against any other guarantor of the Guaranteed Obligations.

(c)           The New Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among itself and the Note Guarantors, such that the New Guarantor’s obligations would be less than the full amount claimed.  The New Guarantor hereby waives any right to which it may be entitled to have the assets of the Issuer first be used and depleted as payment of the Issuer’s or the New Guarantor’s obligations hereunder prior to any amounts being claimed from or paid by the New Guarantor hereunder.  The New Guarantor hereby waives any right to which it may be entitled to require that the Issuer be sued prior to an action being initiated against the New Guarantor.

(d)           The New Guarantor further agrees that its guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder, the Trustee or the Notes Collateral Agent to any security held for payment of the Guaranteed Obligations.

(e)           The New Guarantor’s guarantee herein is, to the extent and in the manner set forth herein, equal in right of payment to all existing and future Subject Pari Passu Indebtedness and senior in right of payment to all existing and future Subject Subordinated Indebtedness and is made subject to such provisions of this Supplemental Indenture.

(f)           Except as expressly set forth in Section 8.01(b) of the Indenture, the obligations of the New Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of the New Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture or this Supplemental Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the New Guarantor or would otherwise operate as a discharge of the New Guarantor as a matter of law or equity.

(g)           The New Guarantor agrees that its guarantee herein shall remain in full force and effect until payment in full of all the Guaranteed Obligations, subject to the terms of the Indenture and this Supplemental Indenture.  The New Guarantor further agrees that its guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder, the Trustee or the Notes Collateral Agent upon the bankruptcy or reorganization of the Issuer or otherwise.

(h)           In furtherance of the foregoing and not in limitation of any other right which any Holder, the Trustee or the Notes Collateral Agent has at law or in equity against the New Guarantor by virtue hereof, upon the failure of the Issuer to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, the New Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by applicable law) and (iii) all other monetary obligations of the Issuer to the Trustee.

(i)           The New Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Trustee in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations.  The New Guarantor further agrees that, as between it, on the one hand, and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of the guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6 of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the New Guarantor for the purposes of this Section 2.

(j)           The New Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Notes Collateral Agent, the Trustee or any Holder in enforcing any rights under this Section 2.

(k)           Upon request of the Trustee, the New Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Supplemental Indenture.

(l)           For the avoidance of doubt, the New Guarantor shall not be a “Note Guarantor” for purposes of and as defined in the Indenture and shall not be subject to any of the obligations or agreements of a Note Guarantor thereunder.

3.           Successors and Assigns.  This Supplemental Indenture shall be binding upon the New Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture, this Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture and this Supplemental Indenture.

4.           No Waiver.  Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Supplemental Indenture shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.  The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture at law, in equity, by statute or otherwise.

5.           Modification.  No modification, amendment or waiver of any provision of this Supplemental Indenture, nor the consent to any departure by the New Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the New Guarantor in any case shall entitle the New Guarantor to any other or further notice or demand in the same, similar or other circumstances.

6.           Non-Impairment.  The failure to endorse the guarantee provided for herein on any Security shall not affect or impair the validity thereof.

7.           Notices.  All notices or other communications to the New Guarantor shall be given as provided in Section 13.02 of the Indenture as if the New Guarantor were a Note Guarantor.

8.           Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

9.           Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

10.           Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

11.           Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

12.           Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction thereof.

13.           TIA.  If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939 (the “TIA”) that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, such provision of the TIA shall control.  If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

BERRY PLASTICS CORPORATION

By:	/s/ Mark Miles
Name: Mark Miles
Title: Executive Vice President

BERRY PLASTICS GROUP, INC.

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Chief Legal Officer

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

By:      /s/ Beverly A. Freeney
Name: Beverly A. Freeney
            Title: Vice President